American Mutual Fund® Statement of Additional Information Supplement August 1, 2016 (for statement of additional information dated January 1, 2016, as supplemented to date)

The paragraph under the heading “Debt instruments” in the “Certain investment limitations and guidelines” section of the statement of additional information is amended in its entirety to read as follows:

The fund may invest in debt securities rated investment grade or better (i.e., BBB- or better or Baa3 or better by Nationally Recognized Statistical Rating Organizations designated by the fund’s investment adviser or unrated but determined by the fund’s investment adviser to be of equivalent quality). The fund currently intends to look to ratings from Standard & Poor’s Ratings Services, but may also look to ratings from Moody’s Investors Service and Fitch Ratings.

Keep this supplement with your statement of additional information.

Lit. No. MFGEBS-195-0816O CGD/10149-S56518